Exhibit 10.1

WAIVER AND SIXTH AMENDMENT TO CREDIT AGREEMENT

This WAIVER AND SIXTH AMENDMENT TO CREDIT AGREEMENT (this “Sixth Amendment”) is made and entered into as of November 5, 2025 by and among AVITA MEDICAL, INC., a Delaware corporation (the “Borrower”), ORCO IV LLC and ORBIMED ROYALTY & CREDIT OPPORTUNITIES IV OFFSHORE, LP, as Lenders, and ORCO IV LLC, as administrative agent for the Lenders (together with its Affiliates, successors, transferees and assignees, the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders and the Administrative Agent entered into a Credit Agreement, dated as of October 18, 2023, as amended by that certain Waiver and First Amendment to Credit Agreement, dated as of November 30, 2023, as amended by that certain Second Amendment to Credit Agreement, dated as of May 28, 2024, as amended by that certain Third Amendment to Credit Agreement, dated as of November 7, 2024, as amended by that certain Fourth Amendment to Credit Agreement, dated as of February 13, 2025, as modified by that certain Waiver, effective as of March 31, 2025, as modified by that certain Waiver, effective as of June 30, 2025, and as modified by that certain Waiver, effective as of September 30, 2025 (as so amended and modified, the “Credit Agreement”), pursuant to which the Lenders have extended credit to the Borrower on the terms set forth therein;

WHEREAS, pursuant to Section 10.1 of the Credit Agreement, the Credit Agreement may be amended by an instrument in writing signed by each of the Borrower and the Lenders and acknowledged by the Administrative Agent;

WHEREAS, the undersigned Lenders comprise all Lenders under the Credit Agreement; and

WHEREAS, the Borrower and the Lenders desire to amend certain provisions of the Credit Agreement as provided in this Sixth Amendment.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.
Definitions; Loan Document. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement. This Sixth Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.
2.
Waiver. Subject to the effectiveness of this Sixth Amendment and the terms and conditions set forth herein, the Lenders agree to waive the requirement under Section 7.1(b) of the Credit Agreement requiring the absence of any qualification or statement which is of a “going concern” or similar nature, solely with respect to the Fiscal Quarter ended September 30, 2025.
3.
Amendments to Section 1.1.
(a)
Section 1.1 of the Credit Agreement is hereby amended by inserting the following new defined terms therein in the proper alphabetical order:

“Sixth Amendment” means the Sixth Amendment to the Agreement, dated as of the Sixth Amendment Effective Date, among the Borrower, the Lenders and the Administrative Agent.

“Sixth Amendment Effective Date” means November 5, 2025.

(b)
The definition of “Loan Documents” in Section 1.1 of the Credit Agreement is hereby amended by inserting “the Sixth Amendment,” immediately after the phrase “the Fifth Amendment,”.
4.
Amendments to Section 3.2. Section 3.2 of the Credit Agreement is hereby amended by replacing the amount “$77,000,000” with “$70,000,000” in the column labeled “Product Revenue Base for the 12-month period ending on such Test Date” set forth opposite “December 31, 2025”.
5.
Amendment Fee. Subject to the effectiveness of this Sixth Amendment, the Borrower agrees to pay a fee to the Lenders in an aggregate amount of $500,000, which shall be deemed to have been fully earned, due and payable on and as of November 1, 2025 and shall be deemed to have been paid in kind and added to the outstanding principal amount of the Loans on such date. Such fee shall be nonrefundable under any circumstances and in addition to, and not creditable against, any other fee, cost or expense payable under the Investment Documents.
6.
Conditions to Effectiveness of the Sixth Amendment. This Sixth Amendment shall become effective upon receipt by the Lenders, the Administrative Agent and the Borrower of a counterpart signature of the other to this Sixth Amendment duly executed and delivered by each of the Lenders, the Administrative Agent and the Borrower.
7.
Expenses. The Borrower agrees to pay on demand all expenses of the Administrative Agent and the Lenders (including, without limitation, the fees and out-of-pocket expenses of Covington & Burling LLP, counsel to the Administrative Agent and the Lenders) incurred in connection with the negotiation, preparation, execution and delivery of this Sixth Amendment.
8.
Representations and Warranties. The Borrower represents and warrants to the Lenders, as of the effective date of this Sixth Amendment, as follows:
(a)
Other Representations. After giving effect to this Sixth Amendment, the representations and warranties of the Borrower and the Subsidiaries contained in the Credit Agreement or any other Loan Document are true and correct in all material respects as of the date hereof (except (i) with respect to representations and warranties expressly made as of an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date and (ii) if any such representation or warranty contains any materiality qualifier, such representation or warranty is true and correct in all respects).

(b)
No Default. After giving effect to this Sixth Amendment, no Default or Event of Default under the Credit Agreement has occurred and is continuing or would result from the effectiveness of this Sixth Amendment.

9.
No Implied Amendment or Waiver. Except as expressly set forth in this Sixth Amendment, this Sixth Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Administrative Agent and the Lenders under the Credit Agreement or the other Loan Documents, or alter, modify, amend or in any way affect any of the terms, obligations or covenants contained in the Credit Agreement or the other Loan Documents, all of which shall continue in full force and effect. Nothing in this Sixth Amendment shall be construed to imply any willingness on the part of the Administrative Agent or any Lender to agree to or grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Credit Agreement or the other Loan Documents.
10.
Waiver and Release. TO INDUCE THE ADMINISTRATIVE AGENT AND THE LENDERS TO AGREE TO THE TERMS OF THIS SIXTH AMENDMENT, THE BORROWER AND ITS AFFILIATES (COLLECTIVELY, THE “RELEASING PARTIES”) REPRESENT AND WARRANT THAT, AS OF THE DATE HEREOF, THERE ARE NO CLAIMS OR OFFSETS AGAINST, OR RIGHTS OF RECOUPMENT WITH RESPECT TO, OR DISPUTES OF, OR DEFENSES OR COUNTERCLAIMS TO, THEIR OBLIGATIONS UNDER THE LOAN DOCUMENTS, AND IN ACCORDANCE THEREWITH THE RELEASING PARTIES:
(a)
WAIVE ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DISPUTES, DEFENSES AND COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE HEREOF.
(b)
FOREVER RELEASE, RELIEVE, AND DISCHARGE THE ADMINISTRATIVE AGENT, THE LENDERS, THEIR AFFILIATES AND THEIR RESPECTIVE OFFICERS, DIRECTORS, SHAREHOLDERS, MEMBERS, PARTNERS, PREDECESSORS, SUCCESSORS, ASSIGNS, ATTORNEYS, ACCOUNTANTS, AGENTS, EMPLOYEES, AND REPRESENTATIVES (COLLECTIVELY, THE “RELEASED PARTIES”), AND EACH OF THEM, FROM ANY AND ALL CLAIMS, LIABILITIES, DEMANDS, CAUSES OF ACTION, DEBTS, OBLIGATIONS, PROMISES, ACTS, AGREEMENTS, AND DAMAGES, OF WHATEVER KIND OR NATURE, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, CONTINGENT OR FIXED, LIQUIDATED OR UNLIQUIDATED, MATURED OR UNMATURED, WHETHER AT LAW OR IN EQUITY, WHICH THE RELEASING PARTIES EVER HAD, NOW HAVE, OR MAY, SHALL, OR CAN HEREAFTER HAVE, DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY BASED UPON, CONNECTED WITH, OR RELATED TO MATTERS, THINGS, ACTS, CONDUCT, AND/OR OMISSIONS AT ANY TIME FROM THE BEGINNING OF THE WORLD THROUGH AND INCLUDING THE DATE HEREOF, INCLUDING WITHOUT LIMITATION ANY AND ALL CLAIMS AGAINST THE RELEASED PARTIES ARISING UNDER OR RELATED TO ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY.
(c)
IN CONNECTION WITH THE RELEASE CONTAINED HEREIN, ACKNOWLEDGE THAT THEY ARE AWARE THAT THEY MAY HEREAFTER DISCOVER CLAIMS PRESENTLY UNKNOWN OR UNSUSPECTED, OR FACTS IN

ADDITION TO OR DIFFERENT FROM THOSE WHICH THEY KNOW OR BELIEVE TO BE TRUE, WITH RESPECT TO THE MATTERS RELEASED HEREIN. NEVERTHELESS, IT IS THE INTENTION OF THE RELEASING PARTIES, THROUGH THIS SIXTH AMENDMENT AND WITH ADVICE OF COUNSEL, FULLY, FINALLY, AND FOREVER TO RELEASE ALL SUCH MATTERS, AND ALL CLAIMS RELATED THERETO, WHICH DO NOW EXIST, OR HERETOFORE HAVE EXISTED. IN FURTHERANCE OF SUCH INTENTION, THE RELEASES HEREIN GIVEN SHALL BE AND REMAIN IN EFFECT AS A FULL AND COMPLETE RELEASE OR WITHDRAWAL OF SUCH MATTERS NOTWITHSTANDING THE DISCOVERY OR EXISTENCE OF ANY SUCH ADDITIONAL OR DIFFERENT CLAIMS OR FACTS RELATED THERETO.
(d)
COVENANT AND AGREE NOT TO BRING ANY CLAIM, ACTION, SUIT, OR PROCEEDING AGAINST THE RELEASED PARTIES, DIRECTLY OR INDIRECTLY, REGARDING OR RELATED IN ANY MANNER TO THE MATTERS RELEASED HEREBY, AND FURTHER COVENANT AND AGREE THAT THIS SIXTH AMENDMENT IS A BAR TO ANY SUCH CLAIM, ACTION, SUIT, OR PROCEEDING.
(e)
REPRESENT AND WARRANT TO THE RELEASED PARTIES THAT THEY HAVE NOT HERETOFORE ASSIGNED OR TRANSFERRED, OR PURPORTED TO ASSIGN OR TRANSFER, TO ANY PERSON OR ENTITY ANY CLAIMS OR OTHER MATTERS HEREIN RELEASED.
(f)
ACKNOWLEDGE THAT THEY HAVE HAD THE BENEFIT OF INDEPENDENT LEGAL ADVICE WITH RESPECT TO THE ADVISABILITY OF ENTERING INTO THIS RELEASE AND HEREBY KNOWINGLY, AND UPON SUCH ADVICE OF COUNSEL, WAIVE ANY AND ALL APPLICABLE RIGHTS AND BENEFITS UNDER, AND PROTECTIONS OF, CALIFORNIA CIVIL CODE SECTION 1542, AND ANY AND ALL STATUTES AND DOCTRINES OF SIMILAR EFFECT. CALIFORNIA CIVIL CODE SECTION 1542 PROVIDES AS FOLLOWS:

A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release, and that if known by him or her, would have materially affected his or her settlement with the debtor or released party.

11.
Counterparts; Governing Law. This Sixth Amendment may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Sixth Amendment by email (e.g., “pdf” or “tiff”) or telecopy shall be effective as delivery of a manually executed counterpart of this Sixth Amendment. THIS SIXTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

AVITA MEDICAL, INC. as the Borrower

By: /s/ Cary Vance
Name: Cary G. Vance
Title: Interim Chief Executive Officer

[Signature Page to Waiver and Sixth Amendment to Credit Agreement]

ORCO IV LLC as Lender By: OrbiMed Royalty & Credit Opportunities IV, LP, its Member
By: OrbiMed ROF IV LLC,
its General Partner By: OrbiMed Advisors LLC, its Managing Member

By: /s/ Matthew Rizzo
Name: Matthew Rizzo
Title: Member

ORBIMED ROYALTY & CREDIT OPPORTUNITIES IV OFFSHORE, LP, as Lender
By: OrbiMed ROF IV LLC,
its General Partner By: OrbiMed Advisors LLC, its Managing Member

By: /s/ Matthew Rizzo
Name: Matthew Rizzo
Title: Member

[Signature Page to Waiver and Sixth Amendment to Credit Agreement]

ACKNOWLEDGED BY: ORCO IV LLC as the Administrative Agent By: OrbiMed Royalty & Credit Opportunities IV, LP, its Sole Member
By: OrbiMed ROF IV LLC,
its General Partner By: OrbiMed Advisors LLC, its Managing Member

By: /s/ Matthew Rizzo
Name: Matthew Rizzo
Title: Member

[Signature Page to Waiver and Sixth Amendment to Credit Agreement]